UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2004

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-25505                 52-2134774
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


1115 30th Street, N.W., Washington, D.C.                                 20007
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers
                --------------------------------------------

         On October 7, 2004, NCRIC Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing the resignation of Stephen S. Fargis as senior vice president and chief operating officer of the Company, effective December 31, 2004. The press release is attached as Exhibit 99.1 to this report.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

               (a)  Financial statements of businesses acquired. Not Applicable.

               (b)  Pro forma financial information. Not Applicable.

               (c)  Exhibits.

               The following exhibit is attached as part of this report:

               Press Release of NCRIC Group, Inc. dated October 7, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               NCRIC GROUP, INC.



DATE: October 8, 2004     By:  /s/ Rebecca B. Crunk
                               --------------------------------------------
                               Rebecca B. Crunk
                               Senior Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

        Exhibit No.     Description
        -----------     -----------

           99.1         Press Release of NCRIC Group, Inc. dated October 7, 2004